                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) DECEMBER 31, 1997
                                                           -----------------

                                  BLYTH INDUSTRIES, INC.
             ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                DELAWARE                 1-13026             36-2984916
             ------------------------------------------------------------
              (State or other         (Commission         (IRS Employer
              jurisdiction of         File Number)      Identification No.)
              incorporation)


                 100 FIELD POINT ROAD, GREENWICH, CONNECTICUT  06830
                -----------------------------------------------------
              (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code (203) 661-1926
                                                             --------------
                               NOT APPLICABLE
 ------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

     The Current Report on Form 8-K of Blyth Industries, Inc., a Delaware corporation (the "Company"), initially filed with the Securities and Exchange Commission on January 2, 1998, is hereby amended by this Form 8-K/A as follows:


Item 2.   Acquisition or Disposition of Assets

(a) Pursuant to a Purchase Agreement, dated as of September 30, 1997, as thereafter amended (as so amended, the "Agreement"), Candle Corporation of America, a New York corporation ("Candle Corporation"), a subsidiary of the Company, acquired certain of the assets of the portable cooking and heating fuel business (the "Business") of the Institutional Products Division of Colgate-Palmolive Company, a Delaware corporation (the "Seller"). The adjusted consideration paid for the assets acquired was approximately $65 million in cash (of which $15 million had been paid as a deposit in September 1997). The consideration, as adjusted, was negotiated at arms'- length by Candle Corporation and the Seller.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The following financial statements and pro forma financial information are filed in this report:

(a) Financial Statements of Business Acquired

     (1)  Report of Independent Accountants, dated March 10, 1998

     (2)  Audited Statement of Assets Sold as of December 31, 1997

     (3) Audited Statement of Revenues and Direct Expenses for the year ended December 31, 1997

     (4) Notes to Statement of Assets Sold and Statement of Revenues and Direct Expenses

(b)  Unaudited Pro Forma Financial Information

     (1) Consolidated Statement of Earnings for the Company for the fiscal year ended January 31, 1997 (audited) and for the Business for the year ended December 31, 1996 (unaudited), together with notes thereto

     (2) Consolidated Statement of Earnings for the Company for the nine-month period ended October 31, 1997 and for the Business for the nine-month period ended September 30, 1997 (unaudited), together with notes thereto

     (3) Consolidated Balance Sheet for the Company as of October 31, 1997 and for the Business as of September 30, 1997 (unaudited), together with notes thereto

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BLYTH INDUSTRIES, INC.



Date: March 13, 1998                    By:  /s/ Bruce D. Kreiger
                                           --------------------------------
                                           Name:  Bruce D. Kreiger
                                           Title: Vice President &
                                                   General Counsel

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Colgate-Palmolive Company:

We have audited the accompanying statement of assets sold of the Sterno Product Line of the Institutional Products Division of Colgate-Palmolive Company (a Delaware Corporation) as of December 31, 1997 and the related statement of revenues and direct expenses (see Note 1), for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements have been prepared solely to present the assets of the Sterno Product Line acquired by Candle Corporation of America, a subsidiary of Blyth Industries, Inc., on December 31, 1997 and the revenues and direct expenses of the Sterno Product Line for the year ended December 31, 1997 in order to comply with the requirements of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Blyth Industries, Inc.) and are not intended to be a complete presentation of the assets, liabilities and expenses of the Sterno Product Line.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets sold of the Sterno Product Line as of December 31, 1997 and its revenues and direct expenses (see Note 1) for the year then ended in conformity with generally accepted accounting principles.



                                                  /s/ Arthur Andersen LLP


New York, New York
March 10, 1998

                                 STERNO PRODUCT LINE
                           INSTITUTIONAL PRODUCTS DIVISION
                              COLGATE-PALMOLIVE COMPANY
                        STATEMENT OF ASSETS SOLD (SEE NOTE 1)

                                  DECEMBER 31, 1997

                                   (000's omitted)







Inventories                                                      $3,548

Property, plant and equipment, net                               12,908
                                                                -------

     Total assets sold                                          $16,456
                                                                -------
                                                                -------

The accompanying notes are an integral part of this statement.

                                 STERNO PRODUCT LINE
                           INSTITUTIONAL PRODUCTS DIVISION
                              COLGATE-PALMOLIVE COMPANY
                STATEMENT OF REVENUES AND DIRECT EXPENSES (SEE NOTE 1)

                                  DECEMBER 31, 1997

                                   (000's omitted)






Net sales                                                        $46,936

Cost of sales                                                     33,642
                                                                 -------

     Gross profit                                                 13,294

Selling and shipping expenses                                      5,110

Administration expenses                                               82
                                                                 -------

     Operating profit                                            $ 8,102
                                                                 -------
                                                                 -------



            The accompanying notes are an integral part of this statement.

                                 STERNO PRODUCT LINE
                           INSTITUTIONAL PRODUCTS DIVISION
                              COLGATE-PALMOLIVE COMPANY
             NOTES TO STATEMENT OF ASSETS SOLD AND STATEMENT OF REVENUES
                                 AND DIRECT EXPENSES

                                  DECEMBER 31, 1997

                                   (000's omitted)

1.   BASIS OF PRESENTATION

The Institutional Products Division ("IPD") of Colgate-Palmolive Company ("Colgate") sells and markets cleaning and fuel products to institutional and
retail customers.   The fuels operations (the "Product Line") of IPD consists of the Sterno and Handy Fuel brand names and the related manufacturing and distribution facility, inventory and intellectual property. The Product Line's manufacturing and distribution facility is located in Texarkana, Texas. Additional contracted distribution facilities are located in California, Georgia, Illinois, New Jersey, Ohio and Oregon.

The Product Line was not a legal entity and the assets and liabilities associated with the Product Line were components of a larger business. As a result, while separate financial information was maintained for Product Line revenue and direct expenses, inventory and property and equipment, no other separate asset, liability and expense accounts for the Product Line or the other product line of IPD were maintained. In addition, no separate financial statements for the Product Line were prepared. The accompanying financial statements present the net book value of the assets of the Product Line acquired by Candle Corporation of America ("CCA"), a subsidiary of Blyth Industries, Inc. ("Blyth") on December 31, 1997 and the revenue and direct expenses of the Product Line for the year then ended. This information is not intended to be a complete presentation of the assets and liabilities and expenses of the Product Line. The accompanying financial statements were prepared to comply with the requirements of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Blyth).

The accompanying financial statements have been prepared from the historical accounting records of IPD and do not purport to reflect the assets and liabilities or results of operations that would have resulted if the Product Line had operated as an unaffiliated independent company. The financial information presented is based on IPD's historical costs and does not give consideration to the adjustments that may result from CCA's acquisition. Since only certain assets were acquired and no liabilities were assumed by CCA, a statement of cash flows is not applicable. In connection with the sale of the Product Line to CCA, on December 31, 1997 Colgate and CCA entered into a transition services agreement (the "Transition Services Agreement"). Under the Transition Services Agreement, Colgate agreed to provide certain services to CCA in order to facilitate the transfer of the Product Line to them. The Transition Services Agreement covers various services, including those related to sales, marketing, supply chain, accounting and accounts receivable.

Certain direct expenses incurred by Colgate and IPD on behalf of the Product Line have been allocated to the Product Line (discussed in Note 3) on various bases which, in the opinion of management, are reasonable. However, such expenses are not necessarily indicative of, and it is not practicable for management to estimate the level of expenses which might have been incurred had the Product Line been operating as a separate company.

The accompanying statement of revenues and direct expenses does not include allocations of certain Colgate and IPD overhead and general and administrative expenses, interest expense and income taxes as it is impracticable to arbitrarily allocate such expenses on a retroactive basis. The impact of such overhead and general and administrative expenses would not be significant to the statement.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
Sales are recorded at the time products are shipped to trade customers. Net sales reflect units shipped at selling list prices less promotional allowances. For the year ended December 31,1997, revenues from one customer represented 22% of total revenues.

ACCOUNTING ESTIMATES
The preparation of the accompanying financial statements requires management to make estimates and assumptions about the amounts that affect the reported amounts of assets at the date of the financial statements and the reported amounts of revenues and direct expenses during the reporting period. Actual results may differ from those estimates.

FOREIGN EXCHANGE
The accompanying statement includes revenues and expenses relating to the Product Line's Canadian operations. The revenue and expense amounts have been translated at the monthly average exchange rate.

INVENTORY
Inventory is stated at the lower of cost (first-in, first-out) or market. The cost of inventory includes raw material, labor and fixed overhead.

     Inventory consists of the following as of December 31, 1997:

          Raw materials                 $     900
          Work-in-process                      97
          Finished goods                    2,551
                                            -----
                                        $   3,548
                                           ======

PROPERTY, PLANT AND EQUIPMENT
Land, buildings and machinery and equipment are stated at cost. Depreciation is calculated using the straight line method of depreciation over the estimated useful lives of the assets, generally 3 to 40 years.

     Property, plant and equipment consist of the following as of December 31, 1997:

          Land and land improvements         $     248
          Building                               1,853
          Machinery and equipment               22,223
                                               -------
                                                24,324
          Less accumulated depreciation        (11,416)
                                               --------
                                               $12,908
                                               =======



3.   TRANSACTIONS WITH COLGATE-PALMOLIVE COMPANY

Certain Colgate and IPD direct expenses have been allocated to the Product Line, such as employee benefits, promotional allowances, and non-variable selling expenses, and are included in the accompanying statement of revenues and direct expenses. These expenses amounted to $3,255 for the year ended December 31, 1997.

In the opinion of management, these allocations of direct expenses were made on a reasonable basis. However, such expenses are not necessarily indicative of the level of expenses which might have been incurred had the Product Line been operating as a separate company.

                           PRO FORMA FINANCIAL INFORMATION




The pro-forma financial information set forth herein give effect to the December 31, 1997 acquisition of the Sterno-Registered Trademark- portable fuel business and reflects financial data and pro forma information provided to the Company by the seller, Colgate-Palmolive Company. Historically, Colgate-Palmolive has not allocated certain non-variable overhead expenses (finance, legal, etc.) to the Sterno-Registered Trademark- results. The presentation of financial information is based upon this prior policy, along with factually supportable assumptions that the Company believes are reasonable for its business, in order to complete the pro-forma financial statements.

The following pro-forma combined statements of income for the year ended January 31, 1997 and the nine-month period ended October 31, 1997, respectively, were computed assuming the transaction was consummated at the beginning of the respective periods. The following pro-forma balance sheet, as of October 31, 1997, was prepared assuming the Sterno-Registered Trademark- acquisition occured on such date. The Company's results include the results of Endar Corp., acquired through a pooling of interests on May 20, 1997.

The pro forma financial information does not purport to represent what the Company's results of operations or financial condition actually would have been had the transaction been consummated as of such dates or such time periods. Nor is the proforma financial information necessarily indicative of the Company's results of operations or financial condition for any future period. The Pro Forma Financial Statements and accompanying notes should be read in conjunction with the historical financial statements of the Sterno-Registered Trademark-business and of the Company and the notes related thereto.


                                                 BLYTH INDUSTRIES, INC.
                                        UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                                          FOR THE YEAR ENDING JANUARY 31, 1997
                                          (In thousands, except per share data)

                                                             COMPANY           STERNO(R)       PRO FORMA            CONSOLIDATED
                                                             ACTUAL(a)        BUSINESS(b)     ADJUSTMENTS             PRO FORMA
                                                             ------           --------        -----------             ---------
Net sales                                                 $  531,480         $  48,812(c)     $        -           $     580,292
Cost of goods sold                                           244,078            30,312               389 (g)
                                                                                                     145 (h)             274,924
--------------------------------------------------------------------------------------------------------------------------------

  Gross profit                                               287,402            18,500              (534)                305,368

Selling and shipping                                         164,019             7,530(c)              -                       -
                                                                   -             1,461(d)              -                 173,010

Administrative                                                48,490               132(e)            743 (i)              49,365

Amortization of goodwill                                         846                 -             1,150 (j)               1,996
--------------------------------------------------------------------------------------------------------------------------------
                                                             213,355             9,123             1,893                 224,371
--------------------------------------------------------------------------------------------------------------------------------
  Operating profit                                            74,047             9,377            (2,427)                 80,997

Other expense (income):
  Interest expense                                             3,554                 -             4,978 (k)               8,532
  Interest income                                               (872)                                                       (872)
  Equity in earnings of investee                                (574)                -                 -                    (574)
--------------------------------------------------------------------------------------------------------------------------------
                                                               2,108                 -             4,978                   7,086

    Earnings before taxes and minority interest               71,939             9,377            (7,405)                 73,911

Income tax expense                                            28,988             3,938(f)         (3,110)(f)              29,816
--------------------------------------------------------------------------------------------------------------------------------

    Earnings before minority interest                         42,951             5,439            (4,295)                 44,095

Minority interest                                                194                 -                 -                     194
--------------------------------------------------------------------------------------------------------------------------------
Net earnings                                              $   42,757         $   5,439        $   (4,295)          $      43,901
================================================================================================================================

Net earnings per common and
  common equivalent share                                 $     0.88                                               $        0.91
================================================================================================================================
Weighted average number of shares outstanding                 48,476                                                      48,476
================================================================================================================================

NOTES TO PRO FORMA STATEMENT OF EARNINGS

a) Reflects the audited Statement of Earnings of Blyth Industries, Inc. as of January 31, 1997.

b) Based on Unaudited Statement of Revenues and Direct Expenses for the 12 months ended December 31, 1996 as provided by Colgate-Palmolive Company.

c) Reflects the reclassification of customer rebate expenses in the amount of $2,420,000 from the Colgate-Palmolive Statement of Revenues and Direct Expenses to conform to the Company's Statement of Earnings definition.

d) Reflects non-variable selling expenses for the 12 months ended December 31,1996. Non-variable selling expenses, other than trade show expenses, are allocated on the basis of the approximate percentages of time that the sales employees of the Institutional Products Division ("IPD") of Colgate-Palmolive Company devoted to work involving the product line. Trade show expenses are allocated on the basis of the approximate percentage of trade booth space that the division devoted to the display and promotion of the line. These percentages are based on Colgate-Palmolive management estimates.

           (in thousands)

           Salaries and benefits                   $       813 1
           Travel and entertainment                        379
           Trade shows                                     133
           Miscellaneous                                   136 2
                                                  ------------
                                                   $     1,461

          1. Includes salaries, bonuses and benefits of sales executives, business development managers, regional sales managers, national accounts managers and sales administration personnel.

          2. Includes consulting fees, sales meeting expenses, office supplies and equipment rentals.

e) Reflects research and development expenses identified to the Sterno(R) business. Other non-variable General and Administrative expenses (General Management, Marketing Management, Finance, MIS, etc.) are included in IPD, and have not been historically allocated by Colgate-Palmolive Company.

f) Assumes the Blyth Industries, Inc. approximate statutory tax rate of 42% for the 12 months ending January 31, 1997.

g) Represents the turn into cost of goods sold of the write-up of inventory completed in purchase accounting for the 12 month period ending January 31, 1997.

h) Pro forma incremental depreciation expense of $145,000, related to the step-up of fixed assets to appraised value, for the 12 month period ending January 31, 1997.

i) The Company's factually supported pro forma estimate of $743,000 for incremental general and administrative expenses (General Management, Marketing Management, Finance, MIS) necessary for the management of the business, on an ongoing basis.

j) Reflects intangible asset amortization expense resulting from the Sterno(R) acquisition. Goodwill will be amortized on a straight line basis over a 40 year period.

k) Pro forma interest expense has been calculated based upon pro forma debt levels and applicable interest rates during the 12 months ending January 31, 1997. The Colgate-Palmolive Company did not allocate any interest expense to the Sterno(R) business.

Note: Pro forma general and administrative expenses do not include approximately $600,000 of non-recurring transitional expenses of the Company related to the acquisition.

                                               BLYTH INDUSTRIES, INC.
                                      UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                                     FOR THE NINE MONTHS ENDING OCTOBER 31, 1997
                                        (In thousands, except per share data)


                                                        COMPANY         STERNO(R)         PRO FORMA        CONSOLIDATED
                                                       ACTUAL (a)      BUSINESS (b)      ADJUSTMENTS        PRO FORMA
Net sales                                             $    485,226    $   35,949 (c)    $        -          $   521,175
Cost of goods sold                                         215,424        22,640               118 (g)          238,182
-----------------------------------------------------------------------------------------------------------------------

  Gross profit                                             269,802        13,309              (118)             282,993

Selling and shipping                                       156,369         6,181 (c)             -                    -
                                                                 -         1,105 (d)             -              163,655

Administrative                                              42,971            62 (e)           557 (h)           43,590

Amortization of Goodwill                                       636             -               863 (i)            1,499
-----------------------------------------------------------------------------------------------------------------------
                                                           199,976         7,348             1,420              208,744
-----------------------------------------------------------------------------------------------------------------------
  Operating profit                                          69,826         5,961            (1,538)              74,249

Other expense (income):

  Interest expense                                           3,577             -             3,421 (j)            6,998
  Interest income                                             (486)                                                (486)
  Equity in earnings of investee                              (367)            -                 -                 (367)
  Non-recurring transaction costs
      of acquired company (Endar)                            5,173             -                 -                5,173
-----------------------------------------------------------------------------------------------------------------------
                                                             7,897             -             3,421               11,318

    Earnings before taxes and minority interest             61,929         5,961            (4,959)              62,931

Income tax expense                                          24,316         2,504 (f)        (2,083)(f)           24,737
-----------------------------------------------------------------------------------------------------------------------

    Earnings before minority interest                       37,613         3,457            (2,876)              38,194

Minority interest                                              254             -                 -                  254
========================================================================================================================
Net earnings                                          $     37,359    $    3,457        $   (2,876)         $    37,940
========================================================================================================================

Net earnings per common and
  common equivalent share                             $       0.75                                          $      0.77
========================================================================================================================
Weighted average number of shares outstanding               49,544                                               49,544
========================================================================================================================

NOTES TO PRO FORMA STATEMENT OF EARNINGS

a) Reflects the unaudited Statement of Earnings of Blyth Industries, Inc. as of October 31, 1997.

b) Based on unaudited Statement of Revenues and Direct Expenses for the 9 months ended September 30, 1997 as provided by Colgate-Palmolive Company.

c) Reflects the reclassification of customer rebate expenses in the amount of $2,184,000 from the Colgate-Palmolive Statement of Revenues and Direct Expenses to conform to the Company's Statement of Earnings definition.

d) Reflects non-variable selling expenses for the 9 months ended September 30,1997. Non-variable selling expenses, other than trade show expenses, are allocated on the basis of the approximate percentages of time that the sales employees of the Institutional Products Division ("IPD") of Colgate-Palmolive Company devoted to work involving the product line. Trade show expenses are allocated on the basis of the approximate percentage of trade booth space that the division devoted to the display and promotion of the line. These percentages are based on Colgate-Palmolive management estimates.

               (in thousands)

               Salaries and benefits                     $      649 1
               Travel and entertainment                         268
               Trade shows                                      116
               Miscellaneous                                     72 2
                                                        -------------
                                                         $    1,105

          1. Includes salaries, bonuses and benefits of sales executives, business development managers, regional sales managers, national accounts managers and sales administration personnel.

          2. Includes consulting fees, sales meeting expenses, office supplies and equipment rentals.

e) Reflects research and development expenses identified to the Sterno(R) business. Other non-variable General and Administrative expenses (General Management, Marketing Management, Finance, MIS, etc.) are included in IPD, and have not been historically allocated by Colgate-Palmolive Company.

f) Assumes the Blyth Industries, Inc. approximate statutory tax rate of 42% for the 9 months ending October 31, 1997.

g) Pro forma incremental depreciation expense of $118,000, related to the step-up of fixed assets to appraised value, for the 9 month period ending October 31, 1997.

h) The Company's factually supported pro forma estimate of $557,000 for incremental general and administrative expenses (General Management, Marketing Management, Finance, MIS) necessary for the management of the business, on an ongoing basis.

i) Reflects intangible asset amortization expense resulting from the Sterno(R) acquisition. Goodwill will be amortized on a straight line basis over a 40 year period.

j) Pro forma interest expense has been calculated based upon pro forma debt levels and applicable interest rates during the 9 months ending October 31, 1997. The Colgate-Palmolive Company did not allocate any interest expense to the Sterno(R) business.


                                                          BLYTH INDUSTRIES, INC.
                                                    UNAUDITED PRO FORMA BALANCE SHEET
                                                          AS OF OCTOBER 31, 1997
                                                        (In thousands of dollars)

                                                                                                                     CONSOLIDATED
                                                           COMPANY        STERNO(R) BUSINESS        PRO FORMA          PRO FORMA
                                                          ACTUAL (a)      ASSETS ACQUIRED (d)      ADJUSTMENTS       BALANCE SHEET

ASSETS

CURRENT ASSETS
Cash and cash equivalents                              $      16,244                   -                    -          $  16,244
Accounts Receivable, net                                      73,179                                                      73,179
Inventories                                                  136,900         $     4,143                                 141,043
Prepaid Expenses                                                 389                                                         389
Deferred Income Taxes                                          2,342                                                       2,342
---------------------------------------------------------------------------------------------------------------------------------
      Total current assets                                   229,054               4,143                    -            233,197

Property, Plant and Equipment, net                           154,947              12,300         $      2,549 (e)        169,796
Investments                                                    6,183                                                       6,183
Excess of cost over fair value of assets  acquired            10,798                                   46,008 (f)         56,806
Deposits                                                      16,090 (b)                              (15,000)(g)          1,090
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                      $     417,072         $    16,443         $     33,557          $ 467,072
=================================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current maturities of long-term debt                   $       1,931                                                   $   1,931
Accounts Payable                                              35,330                                                      35,330
Accrued Expenses                                              31,288                                                      31,288
Income Taxes                                                   3,520                                                       3,520
---------------------------------------------------------------------------------------------------------------------------------
      Total current liabilities                               72,069                   -                    -             72,069

DEFERRED INCOME TAXES                                          6,550                                                       6,550

LONG-TERM DEBT, less current maturities:
Bank Debt                                                     80,500 (c)                         $     50,000 (h)        130,500
Senior notes/Other long-term obligations                      26,099                                        -             26,099
---------------------------------------------------------------------------------------------------------------------------------
Total long-term debt, net of current maturities              106,599                                   50,000            156,599

EXCESS OF FAIR VALUE OVER COSTS OF ASSETS ACQUIRED               743                                                         743

MINORITY INTEREST                                              1,379                                                       1,379

STOCKHOLDERS' EQUITY:

Common stock                                                     981                                                         981
Additional Contributed Capital                                92,175                                                      92,175
Retained Earnings                                            136,576              16,443              (16,443)           136,576
---------------------------------------------------------------------------------------------------------------------------------
     Total Stockholders' Equity                              229,732              16,443              (16,443)           229,732
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY          $     417,072         $    16,443         $     33,557          $ 467,072
=================================================================================================================================

NOTES TO PRO FORMA BALANCE SHEET

a) Reflects the unaudited balance sheet of Blyth Industries, Inc. as of October 31, 1997.

b) Includes $15,000,000 advance deposit paid to the seller on September 30, 1997, pursuant to the purchase agreement.

c) Includes $15,000,000 borrowing under existing revolving credit facility to fund advance deposit paid to Colgate-Palmolive by the Company on September 30, 1997 as required by the purchase agreement.

d) Represents the net book value of assets at fair market value acquired by the Company. Liabilities associated with the business remain the specific obligation of Colgate-Palmolive Company.

e) Reflects write-up of net fixed assets acquired by the Company per purchase accounting, based on the asset appraisal.

f) Reflects the excess of cost over the fair market value of the net tangible assets acquired relating to the Sterno(R) acquisition.

g) Reduction to deposit account based on final closing of acquisition, to recognize the transfer of $15,000,000 advance deposit to the accounts of assets acquired.

h) Reflects total of $50,000,000 borrowing at closing to fund acquisition under existing revolving credit facility. The total purchase price amounted to $65,000,000 including the $15,000,000 deposit referred to in footnote b) above.